SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                 --------------------


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  May 21, 1998
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                               AMERICAN ECO CORPORATION
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                (Exact name or registrant as specified in its charter)



               Ontario, Canada              0-10621          52-1742490
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       (State or other jurisdiction of    (Commission      (IRS Employer
       incorporation or organization)     File Number)    Identification No.)


            154 University Avenue, Toronto, Ontario           M5H 3Y9
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          (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code:   (416) 340-2727
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                                         N/A
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              (Former name or former address, if changed since last report.)

       ITEM 5.   OTHER EVENTS.

                 On May 21, 1998, American Eco Corporation (the "Company") completed the sale of $120,000,000 in aggregate principal amount of its 9-5/8% Senior Notes due May 15, 2008 (the "Notes"). The Notes are senior unsecured obligations of the Company ranking senior in right of payment to any subordinated indebtedness of the Company to be incurred in the future. The Notes are unconditionally guaranteed on a senior unsecured basis by the Company's subsidiaries.

                 The issuance was made by means of an offering memorandum to institutional investors pursuant to Rule 144A and other provisions of the Securities Act of 1933, as amended (the "Securities Act"). The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

                 The net proceeds from the offering were approximately $115.7 million. Approximately $71.2 million of such proceeds were used to repay outstanding indebtedness, including full repayment of $65.1 million of borrowings and accrued interest under the Credit and Guaranty Agreement, dated as of August 22, 1997, among American Eco Funding Corp., the Company, the Lenders and Issuing Banks thereunder and Union Bank of California, N.A., as Agent. The Company intends to use the remainder of the proceeds for potential acquisitions and general corporate purposes.


       ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits:

            4.1 Indenture, dated as of May 21, 1998, among American Eco Corporation, the Guarantors named therein and State Street Bank and Trust Company, as Trustee.

            10.1 Purchase Agreement, dated as of May 14, 1998, among American Eco Corporation, the Guarantors named therein, Jefferies & Company, Inc. and Nesbitt Burns Securities Inc.

            10.2 Registration Rights Agreement, dated as of May 21, 1998, among American Eco Corporation, the Guarantors named therein, Jefferies & Company, Inc. and Nesbitt Burns Securities Inc.

            99        Press Release.

                                      SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AMERICAN ECO CORPORATION



       Dated: May 21, 1998                By:  /s/ David L. Norris
                                             -------------------------
                                             Name: David L. Norris
                                             Title: Chief Administrative
                                                       Officer

                                    EXHIBIT INDEX


            Exhibit        Description

            4.1 Indenture, dated as of May 21, 1998, among American Eco Corporation, the Guarantors named therein and State Street Bank and Trust Company, as Trustee.

            10.1 Purchase Agreement, dated as of May 14, 1998, among American Eco Corporation, the Guarantors named therein, Jefferies &
                      Company,    Inc.   and    Nesbitt   Burns
                      Securities Inc.

            10.2 Registration Rights Agreement, dated as of May 21, 1998, among American Eco Corporation, the Guarantors named therein, Jefferies & Company, Inc. and Nesbitt Burns Securities Inc.

            99        Press Release.